EXHIBIT 10.5
IRON MOUNTAIN INCORPORATED
DIRECTORS DEFERRED COMPENSATION PLAN
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SECOND AMENDMENT
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Iron Mountain Incorporated (the “Company”) hereby amends the Iron Mountain Incorporated Directors Deferred Compensation Plan, as previously amended (the “Plan”).
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1.Section 6.1(c) of the Plan shall be clarified by adding the following new sentence at the end thereof.
An election made by a participant pursuant to the second sentence of Section 6.1(a) may apply to a choice as to the form of payment pursuant to this Section 6.1(c), as well as the commencement date of payment, subject to such restrictions as are specified in that sentence.
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2.Except as hereinabove specifically amended, all provisions of the Plan, as previously amended, shall continue in full force and effect; provided, however, that the Company hereby reserves the power from time to time to further amend the Plan.
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IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed in its name and on its behalf this 30th of November, 2011.
IRON MOUNTAIN INCORPORATED
By:    /s/ Anne Drapeau

{B1355666; 1}
4835-2233-9053, v.1